UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2015
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Federal Signal Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 954-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Execution of a Material Definitive Agreement
Sale of the Bronto Skylift Business
On December 11, 2015, Federal Signal Corporation, a Delaware corporation, and certain of its subsidiaries (the “Company”) entered into a share sale and purchase agreement (the “Sale Agreement”) with Morita Holdings Corporation, a Japanese corporation (“Buyer”), pursuant to which the Company agreed to sell 100% of: the shares of Bronto Skylift Oy Ab, the shares of Bronto Skylift, Inc. and the partnership interests in Bronton Kiinteistöt Ky (collectively “Bronto”) to Buyer. Such shares and interests represent 100% of the operations of the Company’s Bronto business. Bronto is a leading manufacturer and supplier of sophisticated, vehicle-mounted, aerial platforms for fire fighting, rescue and industrial applications, and is currently the only continuing operation in Federal Signal’s Fire Rescue Group.
Under the terms of the Sale Agreement, upon closing, Buyer will acquire Bronto for €80 million (approximately $88 million) in cash, subject to post-closing net working capital and net debt adjustments. The Sale Agreement includes various representations, warranties, covenants and indemnities which are customary for a transaction of this nature. The transaction is expected to close in the first quarter of 2016, subject to customary closing conditions.
The foregoing summary of the Sale Agreement is not intended to be complete and is qualified in its entirety by reference to the Sale Agreement which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference (excluding schedules and exhibits, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request).
Additionally, a copy of the related press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
10.1
Share Sale and Purchase Agreement dated as of December 11, 2015, by and among Morita Holdings Corporation, Federal Signal Corporation and certain subsidiaries of Federal Signal Corporation identified on the signature pages thereto

	99.1	Press Release dated December 11, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: December 14, 2015	By:	/s/ Brian S. Cooper
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
Exhibit 10.1
Share Sale and Purchase Agreement dated as of December 11, 2015, by and among Morita Holdings Corporation, Federal Signal Corporation and certain subsidiaries of Federal Signal Corporation identified on the signature pages thereto

Exhibit 99.1	Press Release dated December 11, 2015